THE BOND FUND OF AMERICA, INC.
              333 South Hope Street, Los Angeles, California 90071
                   Telephone (213) 486-9200 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                                 (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $389,699
------------------ --------------------------------
------------------ --------------------------------
Class B            $27,335
------------------ --------------------------------
------------------ --------------------------------
Class C            $16,274
------------------ --------------------------------
------------------ --------------------------------
Class F            $5,922
------------------ --------------------------------
------------------ --------------------------------
Total              $439,230
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $1,860
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $531
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $874
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $118
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $14
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $44
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $1,179
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $1,170
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $305
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $2,846
------------------ --------------------------------
------------------ --------------------------------
Total              $8,941
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.3838
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.3343
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.3289
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.3800
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.3832
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.3227
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.3236
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.3583
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.3631
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.3298
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.3323
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.3571
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.3800
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.4011
-------------------- -------------------------------------------









Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                                 (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            1,044,132
------------------ ----------------------------------
------------------ ----------------------------------
Class B            90,676
------------------ ----------------------------------
------------------ ----------------------------------
Class C            57,327
------------------ ----------------------------------
------------------ ----------------------------------
Class F            17,603
------------------ ----------------------------------
------------------ ----------------------------------
Total              1,209,738
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        5,867
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        2,007
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        3,193
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        382
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        61
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          204
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          5,496
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          4,652
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          703
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          8,438
------------------ ----------------------------------
------------------ ----------------------------------
Total              31,003
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                                 Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $13.41
----------------------- -------------------------
----------------------- -------------------------
Class B                 $13.41
----------------------- -------------------------
----------------------- -------------------------
Class C                 $13.41
----------------------- -------------------------
----------------------- -------------------------
Class F                 $13.41
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $13.41
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $13.41
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $13.41
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $13.41
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $13.41
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $13.41
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $13.41
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $13.41
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $13.41
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $13.41
----------------------- -------------------------